NOTE 2. INCOME TAX (Tables)	12 Months Ended
Jun. 30, 2012
Income Tax Disclosure [Abstract]
Company's deferred tax assets
	2012	2011

Total deferred tax asset	$351,000	$253,000
Valuation allowance	(351,000)	(253,000)
Net deferred tax asset	$—	$—

The reconciliation of income taxes computed at the federal and state staturory income tax rate to total income taxes
	2012	2011

Income tax computed at the federal statutory rate	35%	35%
Valuation allowance	(35%)	(35%)
Total deferred tax asset	0%	0%